SCHEDULE 14A INFORMATION
      PROXY PURSUANT TO SECTION14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                       Filed by the Registrant                              [X]
                       Filed by a Party other than the Registrant           [ ]

                           Check the appropriate box:

                       [ ] Preliminary Proxy Statement
                       [ ] Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                       [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                       [ ] Soliciting Material Pursuant to ss. 240.14a-11(c)
                           or ss. 240.14a-12

                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
                -------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]  Fee paid with filing of preliminary proxy statement

     (1)  Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction :
- --------------------------------------------------------------------------------
     (5)  Total fee paid:
- --------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
- --------------------------------------------------------------------------------
     (1)  Amount Previously Paid:
- --------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
     (3)  Filing Party:
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     (4)  Date Filed:
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                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

                       90 South Seventh Street, Suite 4400
                          Minneapolis, Minnesota 55402

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 4, 1996

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc. and Voyageur Minnesota Municipal Income Fund III, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 9:00 a.m. on Wednesday, September 4, 1996 at the Funds' offices, 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors or Trustees of each Fund.

     2. To ratify or reject the selection by a majority of the independent members of the Board of Directors or Trustees of each Fund of KPMG Peat Marwick LLP as independent public accountants for each Fund for the fiscal year ending March 31, 1997.

     3. To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record on July 18, 1996 are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. We hope you can attend. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. WE RESPECTFULLY ASK FOR YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY. A stamped return envelope is included for your convenience. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 4, 1996."

Dated: August 2, 1996                   Thomas J. Abood, Secretary


                                 PROXY STATEMENT

                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
                       90 South Seventh Street, Suite 4400

                          Minneapolis, Minnesota 55402

                ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 4, 1996

     The enclosed proxy is solicited by the Board of Directors or Trustees of Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Fund"), Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Fund"), Voyageur Florida Insured Municipal Income Fund ("Florida Fund"), Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Fund"), Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Fund II") and Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Fund III") in connection with the annual meeting of shareholders of each Fund to be held on September 4, 1996, and at any adjournments thereof. The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting of Shareholders and this Proxy Statement, will be allocated among all of the Funds, and the mailing will take place on approximately July 18, 1996. Representatives of the Funds may solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. All references in this Proxy Statement to the Funds' Directors or Board of Directors shall also mean the Trustees or Board of Trustees, as applicable, of Florida Fund.

     A proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the applicable Fund, or at the meeting prior to voting. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the applicable Fund's Board of Directors. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted, but will be counted as a vote "against" such item. Under the Rules of the New York Stock Exchange, each of the proposals being considered at the meeting is considered a "non-discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on each such proposal on behalf of their customers with or without specific voting instructions from such customers. Should any other matters properly come before the meeting, it is the intention of the persons named as proxies in the enclosed proxy to act upon them according to their best judgment.

     Only shareholders of record of each Fund on July 18, 1996, may vote at the meeting or any adjournment thereof. As of July 18, 1996, there were issued and outstanding preferred and common shares, each with a par value of $.01, of each Fund as follows:

                                                          COMMON SHARES         PREFERRED SHARES
                                                          -------------         ----------------
 Arizona Fund..................................           2,982,200                   500
 Colorado Fund.................................           4,837,100                   800
 Florida Fund .................................           2,422,200                   400
 Minnesota Fund................................           2,594,700                   400
 Minnesota Fund II.............................           7,252,200                 1,200
 Minnesota Fund III............................           1,837,200                   300

Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of the voting shares of any class of any of the Funds as of July 15, 1996.

         In the event that sufficient votes are not received for the adoption of either proposal, an adjournment or adjournments of the meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the proposals, in favor of an adjournment and will vote all shares which they are required to vote against the proposals, against the adjournment.

     Voyageur  Fund  Managers,   Inc.  (the  "Adviser")  serves  as  the  Funds'
investment adviser. The address of the Adviser is 90 South Seventh Street, Minneapolis, Minnesota 55402.

     A COPY OF THE ANNUAL REPORT TO SHAREHOLDERS OF THE FUNDS FOR THE FISCAL YEAR ENDED MARCH 31, 1996, INCLUDING FINANCIAL STATEMENTS, WAS PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE ANOTHER COPY, PLEASE CONTACT THE FUNDS AT 90 SOUTH SEVENTH STREET, MINNEAPOLIS, MINNESOTA 55402 OR CALL THE FUNDS AT 1-800-545-3863 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Under the terms of each Fund's Articles of Incorporation (Agreement and Declaration of Trust with respect to Florida Fund), in normal circumstances holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and the common shares, voting together as a single class. Table I below shows the nominees for Director to be elected by holders of preferred shares of each Fund and Table II below shows the nominees for Director to be elected by holders of preferred shares and common shares of each Fund, voting together as a single class.

     It is intended that the enclosed proxy will be voted for the shares represented thereby for the election of the persons named below as Directors of each Fund unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until a successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his or her name below. Messrs. Frame, Nelson and Odegard have served as Directors of each Fund since commencement of Fund operations. Messrs. McNamara and Madison and Ms. Johnson have served as Directors of the Funds since March 11, 1994, May 1, 1994 and April 21, 1995, respectively.

                                     TABLE I
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                           HOLDERS OF PREFERRED SHARES

                                                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
NAME, AGE AND BUSINESS ADDRESS                   (IN ADDITION TO SERVING AS DIRECTOR OF THE FUNDS)
- ------------------------------                   -------------------------------------------------
Clarence G. Frame (78)                            Of counsel,  Briggs & Morgan law firm since 1984.  Mr. Frame
W-875                                             currently   serves  on  the  board  of  directors  of  Tosco
First Trust National Bank Building                Corporation   (an  oil  refining  and  marketing   company),
332 Minnesota Street                              Milwaukee Land Company, and Independence One Mutual Funds.
St. Paul, Minnesota  55101

James W. Nelson (54)                              Chairman and Chief  Executive  Officer of Eberhardt  Holding
81 South Ninth Street, Suite 400                  Company and its subsidiaries since 1990.
Minneapolis, Minnesota  55440

                                    TABLE II
                     NOMINEES FOR DIRECTOR TO BE ELECTED BY
                                ALL SHAREHOLDERS

                                                            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
NAME, AGE AND BUSINESS ADDRESS                         (IN ADDITION TO SERVING AS DIRECTOR OF THE FUNDS)
- ------------------------------                   -------------------------------------------------------------
B. Kristine Johnson (age 44)                      Senior  Vice  President,  Executive  Committee,   Medtronic,
7000 Central Avenue N.E.                          Incorporated, a medical technology corporation,  since April
Minneapolis, Minnesota 55432                      1996;   previously,   Vice  President  and  General  Manager
                                                  Tachyarrhythmia Management Business,  Medtronic Inc.; joined
                                                  Medtronic in 1982.

Richard F. McNamara (63)                          Chief    Executive    Officer   of    Activar,    Inc.,    a
7808 Creekridge Circle                            Minneapolis-based  holding  company  consisting of seventeen
Minneapolis, Minnesota  55439                     companies in industrial  plastics,  sheet metal,  automotive aftermarket,  construction supply, electronics and financial services,  since 1966. Mr. McNamara  currently serves on the board of directors of Rimage (electronics manufacturing) and
                                                  Interbank.

Thomas F. Madison (60)                            President and CEO of MLM Partners,  Inc. since January 1993;
200 South Fifth Street                            previously,  Vice Chairman--Office of the CEO, The Minnesota
Suite 2100                                        Mutual Life  Insurance  Company  from  February to September
Minneapolis, Minnesota  55402                     1994;  President of U.S. WEST  Communications--Markets  from
                                                  1988 to 1993. Mr. Madison  currently  serves on the board of directors of Valmont Industries, Inc. (metal manufacturing),
                                                  Eltrax  Systems,  Inc.  (data  communications  integration),
                                                  Minnesgasco,   Lutheran   Health   Systems,   Communications
                                                  Holdings,  Inc., Alexander and Alexander (insurance and risk management), Span Link Commmunications (telecommunications),
                                                  Medical  Benefits  Administrators,  D&D  Farms,  AetherWorks
                                                  (sofware   applications),   Digital   River   (digital  data
                                                  provider) and various civic and educational organizations.

Robert  J.  Odegard  (75)                         Special  Assistant  to the  President of the  University  of
University  of  Minnesota  Foundation             Minnesota since 1990.
1300  South  Second  Street
Minneapolis, Minnesota  55454

     As of July 15, 1996, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of outstanding shares of such Fund.

     The Board of Directors of each Fund has established an Audit Committee consisting of Ms. Johnson and Messrs. Madison, McNamara, Nelson, Odegard and Frame, who serves as chairperson. During the fiscal year ended March 31, 1996, the Audit Committee met two times. The Funds do not have special nominating or compensation committees.

     The functions to be performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Funds from the firm of non-audit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Funds' officers and Directors.

     For the fiscal year ended March 31, 1996, there were four meetings of he Board of Directors of each Fund. All Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings of committees of which they were members that were held while they were serving on the Board of Directors or on such committee.

     No compensation is paid by the Funds to any officers or Directors, except that each Director who is not an employee of the Adviser or any of its affiliates receives an annual fee of $26,000 for serving as a director of all of the investment companies for which the Adviser acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such Director. (Ms. Johnson currently serves as a Director solely of the closed-end Funds which are the subject of this Proxy Statement.) These fees are allocated among such investment companies based on their relative average net asset values. In addition, each Director who is not an employee of the Adviser or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the aggregate compensation received by each Director from each Fund during the fiscal year ended March 31, 1996, as well as the total compensation received by each such Director from the Funds and all other open-end and closed-end investment companies managed by the Adviser (the "Fund Complex") during the calendar year ended December 31, 1995.

AGGREGATE
COMPENSATION FROM:         MR. FRAME   MS. JOHNSON     MR. MCNAMARA     MR. MADISON    MR. NELSON    MR. ODEGARD
- ------------------         ---------   -----------     ------------     -----------    ----------    -----------
Arizona Fund               $     606    $   2,543      $     606        $     458     $     606      $     606
Colorado Fund              $     978    $   4,089      $     978        $     740     $     978      $     978
Florida Fund               $     489    $   2,054      $     489        $     370     $     489      $     489
Minnesota Fund             $     531    $   2,224      $     531        $     401     $     531      $     531
Minnesota Fund II          $   1,457    $   6,109      $   1,457        $   1,101     $   1,457      $   1,457
Minnesota Fund III         $     352    $   1,480      $     266        $     266     $     352      $     352

Total Compensation
from Fund Complex **       $  24,500    $  12,500      $  24,500        $  24,500     $  24,500      $  24,500

* Mr. Harley Danforth, who retired as a Director of the Funds in January 1995, acted as a consultant to the Directors through January 1996. For his services, he received a fee of $20,000 allocated among all of the investment companies for which the Adviser acts as investment adviser.
** Consists of 16 open-end and closed-end investment companies managed by the Adviser, including the Funds. Each Director included in the table serves on the board of each such open-end and closed-end investment company, except that Ms. Johnson currently serves as a Director solely of the closed-end Funds which are the subject of this Proxy Statement.

     The Adviser and the Directors each recommend that the shareholders of each Fund vote in favor of the foregoing nominees to serve as Directors of each Fund. The vote of a majority of the preferred shares of each Fund represented at the meeting, provided at least a quorum (33-1/3% of such shares entitled to vote) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table I. The vote of a majority of the preferred shares and the common shares of each Fund represented at the meeting, provided at least a quorum (majority of the outstanding preferred shares and common shares, voting together as a single class) is represented in person or by proxy, is sufficient for the election of the above nominees listed under Table II. Unless otherwise instructed, the proxies will vote, on behalf of the holders of the preferred shares, for the two nominees listed under Table I, and on behalf of the holders of the preferred shares and common shares voting together as a single class, for the four nominees listed under Table II.

                                  PROPOSAL TWO
                          RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Investment Company Act of 1940, as amended (the "1940 Act"), provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

     The Directors, including a majority who are not interested persons of the Adviser or the Funds, have selected KPMG Peat Marwick LLP to be each Fund's independent public accountants for the fiscal year ending March 31, 1997. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Funds or in the Adviser. KPMG Peat Marwick LLP receives fees for services to the Funds. KPMG Peat Marwick LLP also serves as the independent public accountants for each of the other investment companies managed by the Adviser. KPMG Peat Marwick LLP has been the independent public accountants for each Fund since its inception.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting. Such representatives will be given the opportunity to make a statement to the shareholders if they desire to do so and are expected to be available to respond to any questions that may be raised at the meeting.

     THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR EACH FUND. The vote of a majority of the shares of each Fund represented at the meeting, provided at least a quorum (majority of the outstanding preferred shares and common shares, voting together as a single class) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Fund's independent public accountants.

                             EXECUTIVE FUND OFFICERS

     Certain information on the executive officers of the Funds is set forth below. Each officer's position and term of office is provided in addition to his or her business experience during the past five years. Unless otherwise indicated, all positions have been held more than five years. None of the officers or Directors of the Funds have family relationships with other officers or Directors of the Funds.

                                                POSITION AND TERM OF OFFICE WITH THE FUNDS AND
NAME                          AGE               BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
- ----                          ---       ------------------------------------------------------------
John G. Taft                  41        President of the Funds since November 1993; President (since
                                        1991) and Director  (since  1993) of the  Adviser;  Director
                                        (since 1993) and Executive  Vice  President of Voyageur Fund
                                        Distributors, Inc. (the "Underwriter"); Management Committee
                                        member of the Adviser from 1991 to 1993.


Andrew M. McCullagh, Jr.      47        Executive Vice President of the Funds;  Portfolio Manager of
                                        the  Adviser;  previously,  Director  of the Adviser and the
                                        Underwriter from 1993 to 1995.


Jane M. Wyatt                 41        Executive  Vice  President  of the Funds  since  March 1994;
                                        Director and Chief  Investment  Officer of the Adviser since
                                        1993; Director of the Underwriter since 1993; Executive Vice
                                        President and Portfolio  Manager of the Adviser from 1992 to
                                        1993;  Vice  President and Portfolio  Manager of the Adviser
                                        from 1989 to 1992.

Elizabeth H. Howell           34        Vice  President  of the Funds since  March 1994;  Senior Tax
                                        Exempt Portfolio Manager of the Adviser.

James C. King                 55        Vice  President  of the Funds since March 1994;  Director of the Adviser and the Underwriter  since 1993;  Executive Vice
                                        President  and  Senior  Equity  Portfolio   Manager  of  the
                                        Adviser.

Steven P. Eldredge            40        Vice  President  of the Funds since March 1996;  Senior Vice
                                        President  and  Senior  Tax  Exempt  Portfolio   Manager  of
                                        Voyageur since 1995;  previously,  portfolio manager for ABT
                                        Mutual Funds from 1989 to 1995.

Thomas J. Abood               32        Secretary  of the Funds  since  October  1994;  Senior  Vice
                                        President   and  General   Counsel  of  the   Adviser,   the
                                        Underwriter and Voyageur Companies, Inc. since October 1995;
                                        Vice President of the Adviser and Voyageur  Companies,  Inc.
                                        from 1994 to 1995; previously,  associated with the law firm of  Skadden,  Arps,  Slate,  Meagher  and  Flom in  Chicago,
                                        Illinois from 1988 to 1994.

Kenneth R. Larsen             33        Treasurer  of the Funds;  Treasurer  of the  Adviser and the
                                        Underwriter;  previously,  Director  of the  Adviser and the
                                        Underwriter  from 1990 to 1993;  Secretary  and Treasurer of the Adviser  and the  Underwriter  from 1990 to 1993;  Chief
                                        Financial  Officer (from 1991 to 1995),  Director (from 1993 to 1995) and Secretary (from 1990 to 1993).


                            SUPPLEMENTAL INFORMATION

     Except as noted in the following sentence and based on Fund records and other information, each Fund believes that all SEC filing requirements applicable to its Directors, officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Funds' fiscal year ended March 31, 1996, were met. Form 5 Annual Statement of Changes in Beneficial Ownership were untimely filed for Mr. Taft, Ms. Wyatt, Ms. Howell and the Adviser on July 17, 1996.

                              SHAREHOLDER PROPOSALS

     Any proposal by a shareholder to be presented at the next Annual Meeting should be sent to the Funds' offices at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402, to the attention of the Funds' Secretary no later than March 21, 1997.

Dated:   August 2, 1996                 Thomas J. Abood, Secretary



                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Arizona Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                  VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Arizona Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Florida Insured Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                 VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Florida Insured Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.



                 VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.


                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.



                VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC
                                  COMMON STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund III, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.



               VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
                                 PREFERRED STOCK
                 THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Voyageur Minnesota Municipal Income Fund III, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on September 4, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:

          ______FOR all nominees  listed below (except as marked to the contrary below)
          ______WITHHOLD AUTHORITY to vote for all nominees listed below


     NOMINEES: Clarence G. Frame, B. Kristine Johnson, Richard F. McNamara, Thomas F. Madison and James W. Nelson, Robert J. Odegard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

- --------------------------------------------------------------------------------

     2. To vote: FOR_____ AGAINST_____ ABSTAIN_____ the ratification of the selection of KPMG Peat Marwick LLP, as independent public accountants for the Fund.

     To vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                    Dated:________________________________________________, 1996
                    ____________________________________________________________
                    ____________________________________________________________
                    IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.